UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2025

QUOIN PHARMACEUTICALS LTD.
(Translation of registrant’s name into English)

State of Israel	001-37846	92-2593104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42127 Pleasant Forest Court Ashburn, VA	20148-7349
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 980-4182

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing thirty-five (35) Ordinary Shares, no par value per share	QNRX	The Nasdaq Stock Market LLC
Ordinary Shares, no par value per share*		N/A

*	Not for trading, but only in connection with the registration of the American Depositary Shares pursuant to requirements of the Securities and Exchange Commission.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

Quoin Pharmaceuticals Ltd. (“we,” “us,” or the “Company”) held its 2025 Annual General Meeting of Shareholders (the “Annual Meeting”) on August 21, 2025. During the Annual Meeting, shareholders were asked to consider and vote upon seven proposals. These matters are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on July 17, 2025 with the Securities and Exchange Commission.

For each proposal, the results of the shareholder voting were as follows:

1.       The shareholders elected the following directors to serve on Quoin’s Board of Directors until Quoin’s 2026 annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier resignation or retirement, based upon the following votes:

Directors	For	Against	Abstain	Broker Non-Votes
Dr. Michael Myers	2,874 ,620	134, 575	74,760	6,415,255
Denise Carter	2,876 ,965	132, 230	74,760	6,415,255
Joseph Cooper	2,874 ,270	134, 855	74,830	6,415,255
James Culverwell	2,863 ,805	145, 390	74,760	6,415,255
Dr. Dennis H. Langer	2,877 ,385	131, 810	74,760	6,415,255
Natalie Leong	2,875 ,215	133, 980	74,760	6,415,255
Michael Sember	2,887 ,325	121, 380	75,250	6,415,255

2.       The shareholders approved an amendment to the Company’s Amended and Restated Articles of Association, to increase the Company’s authorized ordinary share capital from 100,000,000 shares to 5,000,000,000 shares based upon the following votes:

For	Against	Abstain	Broker Non-Votes
7,558 ,565	1,939 ,105	1,505	35

3.       The shareholders approved the terms of a new Compensation Policy for the Company’s Executive Officers and Directors, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
1,441 ,860	290, 115	1,351 ,980	6,415,255

4.       The shareholders approved the terms of Quoin Pharmaceuticals Ltd. 2025 Equity Incentive Plan, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
2,559 ,900	429, 135	94,9 20	6,415,255

5.       The shareholders approved the changes to the Company’s non-employee directors’ compensation program, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
2,515 ,660	422, 345	145, 950	6,415,255

6.       The shareholders approved certain option grants to certain non-employee directors, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
2,706 ,865	247, 380	129, 710	6,415,255

7.       The shareholders approved the appointment of CBIZ CPAs P.C. to serve as the Company’s independent registered public accounting firm until the 2026 annual general meeting of shareholders, based upon the following votes.

For	Against	Abstain	Broker Non-Votes
8,772 ,960	409, 220	317, 030	0

Item 3.03.     Material Modification to Rights of Security Holders.

At the Annual Meeting, shareholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated Articles of Association, as amended (the “Articles”) to increase the Company’s authorized ordinary share capital from 100,000,000 shares to 5,000,000,000 shares. A summary of the Amendment and the background of such Amendment is incorporated herein by reference from pages 24-25 of the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, as filed with the Securities and Exchange Commission on July 17, 2025 (the “2025 Proxy Statement”).

The Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Financial Officer

On August 18, 2025, the Company announced that Sally Lawlor, BCL, FCA has been appointed to serve as the Company’s Chief Financial Officer, Principal Financial Officer and Princial Accounting Officer effective as of August 18, 2025 (the “Effective Date”).

Ms. Lawlor. (42), has 20 years of experience and financial leadership roles in public and private companies as well as a “Big Four” accounting firm. Ms. Lawlor served as both Senior Director – Group Tax (from January 2023 through August 2025) and Director – Group Tax (December 2021 through January 2023) at Sebela Pharmaceuticals Inc., a pharmaceutical company delivering therapeutic options for gastrointestinal diseases and with a focus on innovation in women’s health In her most recent role at Sebela Pharmaceuticals, Ms. Lawlor managed financial reporting under U.S. GAAP and IFRS, oversaw global tax planning and compliance, as well as budgeting, forecasting, and external audits. Prior to Sebela, from December 2017 through September 2021, Ms. Lawlor served in senior tax leadership positions at Aptiv Plc, a global technology company that designs, develops and manufactures software and hardware solutions to enable a safer, greener and more connected future of mobility. Prior thereto, Ms. Lawlor spent eleven years at KPMG advising multinational clients, primarily in the pharmaceutical and technology sectors. Ms. Lawlor is a Fellow of Chartered Accountants Ireland and a member of the Irish Taxation Institute. Ms. Lawlor is the niece of Dr. Michael Myers, the Company’s Chairman and Chief Executive Officer.

Compensation of the New Chief Financial Officer

In connection with Ms. Lawlor’s appointment as Chief Financial Officer, the Company (through its wholly owned subsidiary, Quoin Therapeutics (Ireland) Ltd.) and Ms. Lawlor entered into a Service Agreement, dated as of August 18, 2025 (the “Service Agreement”). The Service Agreement provides that Ms. Lawlor will be paid an initial base salary of €380,000 per year. In addition, the Service Agreement provides that:

•	The Company may, at its absolute discretion, pay the Executive an annual performance related bonus (which shall not qualify as pensionable remuneration) of up to 50% of the Executive’s salary in an amount to be determined by the Compensation Committee of Board.
•	Pension Scheme - The Company has arranged for the provision of a PRSA scheme. On the completion of 6 months satisfactory service and subject to the rules of the PRSA the Company will contribute 5% of gross basic salary matched by a 5% contribution by Ms. Lawlor to the PRSA.
•	Health Insurance - The Company will contribute a sum of 5000 Euros to Ms. Lawlor’s health insurance scheme.
•	Ms. Lawlor shall be entitled to 28 days' annual leave (in addition to statutory public holidays) in each calendar year.

In addition, the Service Agreement contains standard non-competition, non-solicitation, confidentiality and other similar restrictive covenants typically included in agreements of this type.

The above summary of Ms. Lawlor’s Service Agreement is qualified in its entirety by reference to the complete text of the Service Agreement, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Mutual Separation of Prior Chief Financial Officer

As previously reported, on July 3, 2025, the Company and Gordon Dunn, the Company’s prior Chief Financial Officer, agreed to a mutual separation later this year. Mr. Dunn was to continue as Chief Financial Office of the Company until his successor was appointed. As a result of Ms Lawlor’s appointment, Mr. Dunn’s last day as Chief Financial Officer of the Company was August 15, 2024.

In connection with this mutual separation, the Company and Mr. Dunn anticipate entering into a separation agreement. The separation agreement entered into between the Company and Mr. Dunn, if and when finalized and executed, will be filed as an exhibit to a Form 8-K or the Company’s next periodic report.

Adoption of new Compensation Policy for the Company’s Executive Officers and Directors

On August 21, 2025, at the Annual Meeting, shareholders approved a new Compensation Policy for the Company’s Executive Officers and Directors (“New Compensation Policy”). A summary of the material terms of the New Compensation Policy is incorporated herein by reference from pages 26-28 of the Company’s 2025 Proxy Statement. The summary of the New Compensation Policy included in the 2025 Proxy Statement is not intended to be complete and is qualified in its entirety by reference to the New Compensation Policy. The New Compensation Policy is attached as Annex A to the 2025 Proxy Statement and incorporated by reference herein.

Adoption of 2025 Equity Incentive Plan

On August 21, 2025, at the Annual Meeting, shareholders approved the Quoin Pharmaceuticals Ltd. 2025 Equity Incentive Plan (the “2025 Plan”). A summary of the material terms of the 2025 Plan is incorporated herein by reference from pages 29-35 of the Company’s 2025 Proxy Statement. The summary of the 2025 Plan included in the 2025 Proxy Statement is not intended to be complete and is qualified in its entirety by reference to the 2025 Plan. The 2025 Plan is attached as Annex B to the 2025 Proxy Statement and incorporated by reference herein.

Item 7.01.     Regulation FD Disclosure.

On August 18. 2025, the Company issued a press release announcing the appointment of Ms. Lawlor as the Company’s Chief Financial Officer. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended(the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.     Other Events.

At the Annual Meeting, shareholders approved certain amendments to the Company’s non-employee directors’ compensation program (the “NED Program”), which was previously approved by the Company’s shareholders at the Annual General Meeting held on April 12, 2022 (the “2022 AGM”), and amended at the 2024 AGM. The amendments to the NED Program approved at the Annual Meeting provide that, (i) the annual base retainer was increased to $125,000; and (ii) for the right of each non-employee director to receive all or a portion of his or her Annual Retainer in the form of an option to purchase ADSs under the Company’s equity plan. The remaining terms set forth in the NED Program, as approved at the 2022 AGM, and amended at the 2024 AGM, remain unchanged.

Item 9.01.     Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amendments to Amended and Restated Articles of Association of Quoin Pharmaceuticals Ltd., adopted on August 21, 2025

10.1	Service Agreement, dated August 18. 2025, by and between Quoin Therapeutics (Ireland) Ltd. and Sally Lawlor

99.1	Press Release dated August 18, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 21, 2025	QUOIN PHARMACEUTICALS LTD.

	By:	/s/ Michael Myers
	Name:	Dr. Michael Myers
	Title:	Chief Executive Officer